UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 31, 2009

UNICO, INCORPORATED

(Exact name of registrant as specified in its charter)

Arizona	000-30239	13-4171971
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8880 Rio San Diego Drive, 8th Floor San Diego, California	92108
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (619) 209-6124

N/A

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4.  Matters Related to Accountants and Financial Statements

ITEM 4.02.  Non-Reliance on Previously Issued Financial Statements or a Related Report or Completed Interim Review.

(a)

       Unico, Incorporated (“Unico”) received a comment letter from the U.S. Securities and Exchange Commission dated July 29, 2009 relating to Unico’s Annual Report on Form 10-K for the fiscal year ended February 28, 2009 and its Quarterly Report on Form 10-Q for the quarter ended May 31, 2009.  Following receipt of that comment letter, Unico’s Chief Financial Officer, Kenneth C. Wiedrich, had discussions with certain staff accountants of the Securities and Exchange Commission concerning the proper accounting treatment relating to various convertible debentures previously issued by Unico.  As a result of those discussions, Unico’s Board of Directors concluded on August 31, 2009 that the convertible debentures had not been accounted for correctly.  As a result, Unico’s financial statements (consolidated balance sheets, consolidated statements of operations, consolidated statements of stockholders equity and consolidated statements of cash flows) for the fiscal year ended February 28, 2009 and for the three months ended May 31, 2009 will be restated in Amendments to be filed to the Annual Report on Form 10-K for the fiscal year ended February 28, 2009 and Quarterly Report for the three months ended May 31, 2009.  As a result of the foregoing:

(1)

Unico’s Board of Directors concluded on August 31, 2009 that its financial statements (consolidated balance sheets, consolidated statements of operations, consolidated statements of stockholders equity and consolidated statements of cash flows) for the fiscal year ended February 28, 2009 and for the three months ended May 31, 2009 should no longer be relied upon;

(2)

For the reasons stated above, Unico intends to restate its financial statements in amendments to its Annual Report on Form 10-K for the fiscal year ended February 28, 2009 and to its Quarterly Report on Form 10-Q for the three months ended May 31, 2009.  As a result of the restatements, Unico anticipates that the Derivative Liability line item will be removed from each balance sheet, and other related adjusting entries will be made.  As a result of these adjustments, Unico anticipates that its Total Stockholders’ Deficit as of May 31, 2009 will be reduced by approximately $4,700,000.

(3)

Unico’s Chief Executive Officer has discussed Unico’s conclusion and the proposed restatement of Unico’s financial statements with Unico’s independent accountant.

SECTION 5.  Corporate Governance and Management

Item 5.03  Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year

(a)

Effective August 31, 2009, the Board of Directors approved an amendment to Article III, Section 2 of Unico’s By-Laws to provide that the number of directors of  Unico shall be established by  Unico’s Board of Directors by resolution from time to time, with a minimum of three (3) directors and a maximum of seven (7) directors.  Currently there are three directors.  The old provision provided for four (4) directors.  Also, a new Article III, Section 11 was approved which provides that the directors may, in their discretion, elect one of the directors by majority vote to serve as the Chairman of the Board of Directors.

A copy of the amendments is attached hereto as Exhibit 3.12.

SECTION 9.  Financial Statements and Exhibits

Item 9.01  Financial Statement and Exhibits

(d)

Exhibits

Exhibit No.

Description

3.12

           Amendment to By-Laws dated August 31, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNICO INCORPORATED

Date: September 8, 2009

/s/ Mark A. Lopez__________________

                        Mark A. Lopez, Chief Executive Officer

4